Exhibit 10.6.3

AMENDMENT [_________]
TO EXHIBIT B OF RESELLER ADDENDUM (EXHIBIT C OF SUBCONTRACT AGREEMENT)

HEWLETT-PACKARD COMPANY, a Delaware corporation (“HP”) and 724 Solutions Corp., a Delaware corporation and its Affiliates  (“Subcontractor”), entered into a Subcontract Agreement effective March 17, 2002 (“Agreement”).  Exhibit C of the Agreement is the Reseller Addendum (“Addendum”) and sets forth the terms and conditions governing the resale of the Subcontractor Software, including the fees payable by HP to Subcontractor in Exhibit B to the Addendum.

The parties amended that Agreement in December 2002 by modifying Exhibit B to the Addendum by inserting a new Section 10 Exhibit B.   The parties now wish to further modify the Agreement by adding a second paragraph to Section 10 in Exhibit B to the Agreement, as follows:

“10.           Additional Licenses

[First paragraph of Section 10, amended in December 2002, remains unchanged.]

“In addition to the licenses and fees set forth in the Agreement and its Amendment One, HP agrees to purchase, on a non-refundable basis for the purpose of resale, an additional [______] Subscriber licenses of the NGG Application Software from Subcontractor for the price of $[______] per Subscriber, and an additional [______] Subscriber licenses of the NGG Application Software from Subcontractor for the price of $[______] per Subscriber.  Such fees for the Subscriber licenses described in this paragraph shall be payable as follows:  $[______] on [______].  Annual maintenance and support for these [______] Subscribers commences on the earlier of deployment of such licenses or [______] at the rate of [______]% of the NGG Application Software license fees per month, payable in arrears.  Support provided prior to the commencement of payment will be Level 3 Technical Support as defined herein.”

All other terms and conditions of the Agreement and the Addendum not specifically modified in this Amendment Two shall remain unchanged, and in full force and effect.

AGREED TO:		AGREED TO:
	724 SOLUTIONS (US) INC.	HP:	HEWLETT-PACKARD COMPANY

	Authorized Representative Signature		Authorized Representative Signature

Name:		Name:

Title:		Title:	Contract Negotiator

Address:	1221 State Street, Suite 200	Address:	9737 Washingtonian Blvd., Suite 100
	Santa Barbara, California 93101		Gaithersburg, Maryland 20878